UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 5, 2017

Covisint Corporation
(Exact name of registrant as specified in its charter)

Michigan	001-36088	26-2318591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
26533 Evergreen Road, Suite 500
Southfield, Michigan 48076
(Address of principal executive offices, including zip code)

Registrant's Telephone Number, Including Area Code: (248) 483-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Merger Agreement
On June 5, 2017, Covisint Corporation, a Michigan corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Open Text Corporation, a Canadian corporation (“Open Text”) and Cypress Merger Sub, Inc., a Michigan corporation and a wholly-owned subsidiary of Open Text (“Merger Sub”).
The Merger Agreement provides, among other things, that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company remaining as the surviving corporation in the Merger in accordance with the terms of the Merger Agreement and the Michigan Business Corporation Act.
At the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock, no par value (the “Common Stock”) (other than shares owned by the Company or any of its subsidiaries or Open Text or any of its subsidiaries (including Merger Sub), which shall be cancelled), will automatically be converted into the right to receive $2.45 in cash, less applicable withholding taxes, if any (the “Merger Consideration”).
As of the Effective Time, all Company Options (as defined in the Merger Agreement), Other Company Equity Based Awards (as defined in the Merger Agreement), Company Restricted Stock Awards (as defined in the Merger Agreement) and Company RSUs (as defined in the Merger Agreement) that are outstanding immediately prior to the Effective Time, whether vested or unvested, shall be cancelled by virtue of the Merger and without any action on the part of the holders thereof. Holders of vested Company Options and Other Company Equity Based Awards will be entitled to receive a cash payment equal to the product of (1) the excess, if any, of the Merger Consideration over the exercise price of such Company Option or Other Company Equity Based Award and (2) the number of shares of Common Stock that may be acquired upon exercise of such Company Option or the number of shares subject to such Other Company Equity Award, as applicable, immediately prior to the Effective Time (the “Option and Other Company Equity Based Award Consideration”). Holders of unvested Company Options or Other Company Equity Based Awards will be entitled to receive an amount in cash equal to the Option and Other Company Equity Based Award Consideration, subject to ongoing vesting requirements. Holders of Company Restricted Stock Awards and Company RSUs will be entitled to the Merger Consideration in respect of each share underlying such Company Restricted Stock Award or Company RSU, subject to ongoing vesting requirements.
The Board of Directors of the Company (the “Company Board”) has (1) approved, adopted and declared advisable the Merger Agreement, (2) determined that the Merger and other transactions contemplated in the Merger Agreement are in the best interests of the Company and its shareholders, (3) authorized and approved the execution, delivery and performance of the Merger Agreement and (4) resolved to recommend approval of the Merger Agreement by the shareholders of the Company, who will be asked to vote on the approval of the Merger Agreement at a special shareholders meeting which will be held on a date to be announced.
The closing of the Merger is subject to customary closing conditions including, but not limited to, the approval of the Merger Agreement by the affirmative vote of the holders of at least a majority of all outstanding shares of the Company’s Common Stock. Consummation of the Merger is not subject to a financing condition.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (1) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time, (2) not to engage in certain types of transactions during this period unless agreed to in writing by Open Text, (3) to convene and hold a meeting of its shareholders for the purpose of obtaining the shareholder approval and (4) subject to certain exceptions, not to withhold, withdraw or modify in a manner adverse to Open Text the recommendation of the Company Board that the Company’s shareholders approve the Merger Agreement.
The Merger Agreement contains customary non-solicitation restrictions prohibiting the Company, its subsidiaries, and its and their respective representatives from soliciting alternative acquisition proposals from third parties or providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions relating to superior proposals, or those proposals that would reasonably be expected to lead to a superior proposal (as described in the Merger Agreement).
The Merger Agreement contains certain termination rights for the Company and Open Text. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Open Text a termination fee of $3,850,000. Specifically, if the Merger Agreement is terminated (1) by Open Text upon a change in recommendation of the Company Board, (2) by Open Text in connection with the Company’s willful breach of its non-solicitation restrictions, (3) by the Company upon a change in recommendation of the Company Board in response to an intervening event, (4) by the Company to enter into a definitive agreement for a superior proposal or (5) (i) because the Company’s shareholders did not approve the Merger or because the Merger was not consummated on or prior to the close of banking business, New York time, on September 30, 2017, or because the Company materially breached its obligations or covenants or breached its representations or warranties after June 5, 2017, (ii) during the term of the Merger Agreement, a third-party proposal is publicly announced or privately made known to the Company’s shareholders and not withdrawn, and (iii) within 12 months the Company signs and subsequently consummates an alternative transaction.
The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreements
Also on June 5, 2017, certain of the executive officers and each director of the Company (together the “Shareholders”) entered into voting agreements (the “Voting Agreements”) with Open Text. Under the Voting Agreements, the Shareholders have agreed, among other things, that during the period ending on the earlier to occur of (1) the Effective Time, (2) the termination of the Merger Agreement in accordance with its terms and (3) at the option of the Shareholder, upon Open Text’s receipt of written notice by the Shareholder following any amendment or modification to the Merger Agreement that materially adversely affects the Shareholder (the “Voting Period”), the Shareholders will vote their respective Subject Shares (as defined therein) as provided therein, including in favor of the approval of the Merger Agreement, and against any other action, proposal, agreement or transaction made in opposition to or competition with the Merger or the Merger Agreement to the fullest extent permitted by applicable law. As of June 1, 2017, the Shares included 502,894 shares of Common Stock, which represented approximately 1.2% of the total outstanding shares of Common Stock on such date.
The foregoing description of the Voting Agreement is qualified in its entirety by the full text of such agreement, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.
Item 8.01 Other Events.
On June 5, 2017, the Company and Open Text issued a joint press release announcing the entry into the Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Forward-Looking Statements
The disclosure on this Current Report on Form 8-K contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that is not based on historical fact, including statements containing the words “believes,” “may,” “plans,” “will,” “could,” “should,” “estimates,” “continues,” “anticipates,” “intends,” “expects,” and similar expressions. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by the Company or any other person that the results expressed therein will be achieved. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other closing conditions, (3) risks related to disruption of management’s attention from the Company’s on-going business operations due to the pending transaction and, (4) the effect of the announcement of the pending transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally. Additional risks are described under Item IA, “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 filed on June 5, 2017. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Important Additional Information and Where to Find It
In connection with the proposed transaction, the Company will file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at http://investors.covisint.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from Company free of charge by directing a request to Covisint Corporation, Attention: Secretary, 26533 Evergreen Road, Suite 500, Southfield, Michigan 48076 or by calling (248) 483-2000.
The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Company shareholders with respect to the proposed acquisition of the Company. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, filed with the SEC on June 5, 2017. Additional information regarding the interests of such individuals in the proposed acquisition of Company will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Company’s website at http://investors.covisint.com.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 5, 2017, among Covisint Corporation, Open Text Corporation, and Cypress Merger Sub, Inc. †

10.1	Form of Voting Agreement, dated as of June 5, 2017, between each director and certain executive officers of the Company and Open Text Corporation.

99.1	Press release, dated June 5, 2017, announcing the Agreement.

†
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covisint Corporation

Date: June 5, 2017	By:	/s/ Samuel M. Inman, III
	Name:	Samuel M. Inman, III
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 5, 2017, among Covisint Corporation, Open Text Corporation, and Cypress Merger Sub, Inc. †

10.1	Form of Voting Agreement, dated as of June 5, 2017, between each director and certain executive officers of the Company and Open Text Corporation.

99.1	Joint press release, dated June 5, 2017, announcing the Agreement.

†
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.